Exhibit 99.1

Avid Technology Announces Q2 2017 Results and Issues Q3 2017 Guidance
Exceeded Guidance for Adjusted Free Cash Flow; In Line on All Other Metrics
Strong Revenue Backlog and Continued Expense Management Creates Better Visibility
Continued Execution Drives Positive Free Cash Flow and Improvement in Liquidity

BURLINGTON, Mass., August 3, 2017 Avid® (NASDAQ:AVID) today announced its second quarter 2017 financial results, provided third quarter 2017 financial guidance and reaffirmed its guidance for the full year 2017.

Highlights of Second Quarter 2017 Results

•	GAAP Revenue was $102.4 million, in line with guidance.

•	GAAP Gross Margin was 58.4%, Non-GAAP Gross Margin was 60.7%.

•	GAAP Operating Expenses were $66.1 million, Non-GAAP Operating Expenses were $56.6 million, in line with guidance.

•	GAAP Net Loss was $10.8 million, Adjusted EBITDA was $8.9 million, in line with guidance.

•	GAAP Net Cash provided by Operating Activities was $2.5 million, Adjusted Free Cash Flow was $6.2 million, above the guidance range.

•	Bookings and Constant Currency Bookings were $98.1 million and $104.3 million, respectively, in line with the guidance range.

Avid Everywhere Momentum Continues

•
Increasing adoption of Avid’s cloud-enabled enterprise platform by large enterprise customers, with more than 48,000 enterprise users on the MediaCentral platform at the end of Q2 2017, representing a 27% increase year-over-year.

•
More than 78,000 paying individual, cloud-enabled subscribers, a substantial majority of whom are new customers to Avid in the quarter, were in place at the end of Q2 2017, representing a 91% increase year-over-year.

•
Reflecting the increase in both enterprise customers and subscriptions, bookings attributable to recurring revenue of $43 million represented 42% of total bookings in Q2 2017, up from 34% in Q2 2016, an increase of 19%.

•	Increasing recurring revenue is positively impacting Avid’s revenue backlog of $488 million, which grew $23 million year-over-year and is increasing visibility.

•	Further adoption of the shared services platform is helping to drive costs down and improve free cash flow.

“I am proud we have achieved a substantial milestone in Avid’s history, completing the transformation we began four years ago. We could not have done it without the support of our customers, partners and investors, but most of all our employees, who believed in Avid throughout this incredible journey,” said Louis Hernandez, Jr., Chairman and CEO of Avid. “The company has emerged from this transformation phase positioned for growth with a superior product suite, leaner cost structure and a more profitable business model driving positive adjusted free cash flow over the last three quarters.”

Mr. Hernandez continued, “Avid offers the only cloud-enabled enterprise platform specifically designed to address the challenges facing the media industry and this uniquely positions the company to capitalize on the opportunities ahead. I am excited by what Avid can achieve in the future as we work to accelerate growth.”

Financial Guidance
Avid’s third quarter 2017 financial guidance is provided in the table below.
“We’re pleased that our performance to date gives us the confidence to reaffirm our full-year 2017 guidance,” said Brian E. Agle, Senior Vice President and Chief Financial Officer of Avid. “The first half of 2017 reflects strong EBITDA to cash conversion, significant year-over-year reduction in non-GAAP operating expenses, expanding EBITDA margin, and increasing free cash flow.  As the company moves into its growth phase, we will remain focused on creating a more predictable, scalable and profitable financial model to further increase free cash flow and liquidity.”

Third Quarter 2017 Guidance

(in $ millions)
Bookings (Constant Currency)	$95 - $109
Bookings	$87 - $101
Revenue	$94 - $104
Non-GAAP Operating Expenses	$52 - $56
Adjusted EBITDA	$8 - $14
Adjusted Free Cash Flow	($7) - $1

All guidance presented by the Company is inherently uncertain and subject to numerous risks and uncertainties. Avid’s actual future results of operations and cash flows could differ materially from those shown in the tables above. For a discussion of some of the key assumptions underlying the guidance, as well as the key risks and uncertainties associated with these forward-looking statements, please see “Forward Looking Statements” below as well as the Avid Technology Second Quarter and Full Year 2017 Business Update presentation posted on Avid’s investor relations website.

Avid includes non-GAAP financial measures in this press release, including Adjusted EBITDA, Adjusted Free Cash Flow, non-GAAP Operating Income (loss), non-GAAP Operating Expenses, non-GAAP Gross Margin, Adjusted EBITDA margin and Adjusted Free Cash Flow conversion of Adjusted EBITDA. The Company also includes the operational metrics of bookings, revenue backlog and recurring revenue bookings in this release. Avid believes the non-GAAP financial measures and operational metrics provided in this release provide helpful information to investors with respect to evaluating the Company’s performance. Unless noted, all financial information is reported based on actual exchange rates. Definitions of the non-GAAP financial measures are included in our Form 8-K filed today. Reconciliations of the non-GAAP financial measures in this release to the Company's comparable GAAP financial measures for the periods presented are set forth below and are also included in the supplemental financial and operational data sheet available on our investor relations webpage at ir.avid.com, which also includes definitions of the operational metrics.

The earnings release also includes forward-looking non-GAAP financial measures, including Adjusted EBITDA, non-GAAP Operating Expenses and Adjusted Free Cash Flow. Reconciliations of these forward-looking non-GAAP financial measures were not included in the earnings release due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

Conference Call

A conference call to discuss Avid's financial results for the second quarter 2017 will be held on Thursday, August 3, 2017 at 5:00 p.m. ET. The call will be open to the public and can be accessed by dialing 719-325-2278 and referencing confirmation code 2768857. You may also listen to the call on the Avid Investor Relations website. To listen via the website, go to the events tab at ir.avid.com for complete details prior to the start of the conference call. A replay of the call will also be available on the Avid Investor Relations website shortly after the completion of the call.

Forward-Looking Statements

Certain information provided in this press release, including the tables attached hereto, include forward-looking statements that involve risks and uncertainties, including projections and statements about our anticipated plans, objectives, expectations and intentions. Among other things, this press release includes estimated results of operations for the quarter ending September 30, 2017 for which estimates are based on a variety of assumptions about key factors and metrics that will determine our future results of operations, including, for example, anticipated market uptake of new products, realization of identified efficiency programs and market based cost inflation. Other forward-looking statements include, without limitation, statements based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating results and expenses; earnings; bookings; backlog; revenue backlog conversion rate; product mix and free cash flow; our long-term and recent cost savings initiatives and the anticipated benefits therefrom; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings; our liquidity and ability to raise capital and our liquidity. The projected future results of operations, and the other forward-looking statements in this release are based on current expectations as of the date of this release and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the effect on our sales, operations and financial performance resulting from: our liquidity; our ability to execute our strategic plan, including cost savings initiatives, and meet customer needs; our ability to retain and hire key personnel; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance and risks in particular geographies or markets; our higher indebtedness and ability to service it and meet the obligations thereunder; restrictions in our credit facilities; our move to a subscription model and related effect on our revenues and ability to predict future revenues; elongated sales cycles; fluctuations in foreign currency exchange rates; seasonal factors; adverse changes in economic conditions; variances in our revenue backlog and the realization thereof; the identified material weaknesses in our internal control over financial reporting; and the possibility of legal proceedings adverse to our company. Moreover, the business may be adversely affected by future legislative, regulatory or changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive.

Other factors that could adversely affect our business and prospects are set forth in our public filings with the SEC. Forward-looking statements contained herein are made only as to the date of this press release and we undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

About Avid
Through Avid Everywhere™, Avid delivers the most open and efficient media platform, connecting content creation with collaboration, asset protection, distribution and consumption. Avid’s preeminent customer community uses Avid’s comprehensive tools and workflow solutions to create, distribute and monetize the most watched, loved and listened to media in the world-from prestigious and award-winning feature films, to popular television shows, news programs and televised sporting events, and celebrated music recordings and live concerts. With the most flexible deployment and pricing options, Avid’s industry-leading solutions include Pro Tools®, Media Composer®, Avid NEXIS™, Interplay®, ProSet™ and RealSet™, Maestro™, PlayMaker™, and Sibelius®. For more information about Avid solutions and services, visit www.avid.com, connect with Avid on Facebook, Instagram, Twitter, YouTube, LinkedIn, or subscribe to Avid Blogs.

© 2017 Avid Technology, Inc. All rights reserved. Avid, the Avid logo, Avid Everywhere, Avid NEXIS, Interplay, Maestro, Media Composer, Pro Tools, ProSet, RealSet and Sibelius are trademarks or registered trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. The Interplay name is used with the permission of the Interplay Entertainment Corp. which bears no responsibility for Avid products. Product features, specifications, system requirements and availability are subject to change without notice.

PR Contact:
Jim Sheehan
Avid
jim.sheehan@avid.com
(978) 640-3152

Investor Contact:
Robert Roose
Avid
robert.roose@avid.com

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(unaudited - in thousands except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net revenues:
Products	$47,655	$75,592	$98,661	$160,101
Services	54,718	58,477	107,819	117,515
Total net revenues	102,373	134,069	206,480	277,616

Cost of revenues:
Products	26,489	28,488	50,993	55,612
Services	14,181	15,832	28,275	30,241
Amortization of intangible assets	1,950	1,950	3,900	3,900
Total cost of revenues	42,620	46,270	83,168	89,753
Gross profit	59,753	87,799	123,312	187,863

Operating expenses:
Research and development	16,991	21,433	35,879	42,838
Marketing and selling	29,018	30,177	54,829	61,796
General and administrative	13,644	16,818	28,075	34,537
Amortization of intangible assets	363	782	726	1,568
Restructuring costs, net	6,063	(213)	7,046	2,564
Total operating expenses	66,079	68,997	126,555	143,303

Operating (loss) income	(6,326)	18,802	(3,243)	44,560

Interest and other expense, net	(3,918)	(5,159)	(8,764)	(9,342)
(Loss) income before income taxes	(10,244)	13,643	(12,007)	35,218
Provision for income taxes	587	703	739	1,338
Net (loss) income	$(10,831)	$12,940	$(12,746)	$33,880

Net (loss) income per common share – basic	$(0.26)	$0.33	$(0.31)	$0.86
Net (loss) income per common share – diluted	(0.26)	$0.33	$(0.31)	$0.85

Weighted-average common shares outstanding – basic	40,953	39,678	40,863	39,622
Weighted-average common shares outstanding – diluted	40,953	39,734	40,863	39,691

AVID TECHNOLOGY, INC.
Reconciliations of GAAP financial measures to Non-GAAP financial measures
(unaudited - in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Non-GAAP revenue
GAAP revenue	$102,373	$134,069	$206,480	$277,616
Amortization of acquired deferred revenue	—	325	—	594
Non-GAAP revenue	102,373	134,394	206,480	278,210
Pre-2011 Revenue	360	7,798	765	17,136
Elim PCS	—	15,200	1,700	32,800
Non-GAAP Revenue w/o Pre-2011 and Elim	102,013	111,396	204,015	228,274

Non-GAAP gross profit
GAAP gross profit	59,753	87,799	123,312	187,863
Amortization of acquired deferred revenue	—	325	—	594
Amortization of intangible assets	1,950	1,950	3,900	3,900
Stock-based compensation	420	152	484	332
Non-GAAP gross profit	62,123	90,226	127,696	192,689
Pre-2011 Revenue	360	7,798	765	17,136
Elim PCS	—	15,200	1,700	32,800
Non-GAAP gross profit w/o Pre-2011 and Elim	61,763	67,228	125,231	142,753

Non-GAAP operating expenses
GAAP operating expenses	66,079	68,997	126,555	143,303
Less Amortization of intangible assets	(363)	(782)	(726)	(1,568)
Less Stock-based compensation	(1,563)	(2,149)	(2,909)	(4,056)
Less Restructuring costs, net	(6,063)	213	(7,046)	(2,564)
Less Restatement costs	(320)	(68)	(442)	(148)
Less Acquisition, integration and other costs	(138)	(279)	(140)	(794)
Less Efficiency program costs	(1,049)	(1,286)	(2,571)	(2,001)
Non-GAAP operating expenses	56,583	64,646	112,721	132,172

Non-GAAP operating income
GAAP operating (loss) income	(6,326)	18,802	(3,243)	44,560
Amortization of acquired deferred revenue	—	325	—	594
Amortization of intangible assets	2,313	2,732	4,626	5,468
Stock-based compensation	1,983	2,301	3,393	4,388
Restructuring costs, net	6,063	(213)	7,046	2,564
Restatement costs	320	68	442	148
Acquisition, integration and other costs	138	279	140	794
Efficiency program costs	1,049	1,286	2,571	2,001
Non-GAAP operating income	5,540	25,580	14,975	60,517

Adjusted EBITDA
Non-GAAP operating income (from above)	5,540	25,580	14,975	60,517
Depreciation	3,335	3,811	6,906	7,422
Adjusted EBITDA	8,875	29,391	21,881	67,939
Adjusted EBITDA margin	9%	22%	11%	24%
Pre-2011 Revenue	360	7,798	765	17,136
Elim PCS	—	15,200	1,700	32,800
Adjusted EBITDA w/o Pre-2011 and Elim	8,515	6,393	19,416	18,003

Adjusted free cash flow
GAAP net cash provided by (used in) operating activities	2,538	(33,806)	6,072	(45,016)
Capital expenditures	(1,379)	(2,803)	(3,108)	(7,321)
Free Cash Flow	1,159	(36,609)	2,964	(52,337)

Non-Operational / One-time Items
Restructuring payments	3,700	3,952	6,994	7,485
Restatement payments	151	—	210	—
Acquisition, integration and other payments	4	848	19	1,621
Efficiency program payments	1,144	1,602	2,729	3,583
Sub-Total Non-Operational / One-Time Items	4,999	6,402	9,952	12,689

Adjusted free cash flow	$6,158	$(30,207)	$12,916	$(39,648)
Adjusted free cash flow conversion of adjusted EBITDA	69%	(103)%	59%	(58)%

These non-GAAP measures reflect how Avid manages its businesses internally. Avid’s non-GAAP measures may vary from how other companies present non-GAAP measures. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(unaudited - in thousands)

	June 30,	December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$47,434	$44,948
Accounts receivable, net of allowances of $8,445 and $8,618 at June 30, 2017 and December 31, 2016, respectively	34,433	43,520
Inventories	41,219	50,701
Prepaid expenses	10,058	6,031
Other current assets	4,920	5,805
Total current assets	138,064	151,005
Property and equipment, net	23,977	30,146
Intangible assets, net	18,307	22,932
Goodwill	32,643	32,643
Long-term deferred tax assets, net	1,319	1,245
Other long-term assets	10,427	11,610
Total assets	$224,737	$249,581

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$27,495	$26,435
Accrued compensation and benefits	29,141	25,387
Accrued expenses and other current liabilities	30,130	34,088
Income taxes payable	1,958	1,012
Short-term debt	5,000	5,000
Deferred revenues	129,858	146,014
Total current liabilities	223,582	237,936
Long-term debt	189,857	188,795
Long-term deferred tax liabilities, net	173	913
Long-term deferred revenues	74,181	79,670
Other long-term liabilities	11,699	12,178
Total liabilities	499,492	519,492

Stockholders’ deficit:
Common stock	423	423
Additional paid-in capital	1,038,093	1,043,063
Accumulated deficit	(1,283,894)	(1,271,148)
Treasury stock at cost	(24,270)	(32,353)
Accumulated other comprehensive loss	(5,107)	(9,896)
Total stockholders’ deficit	(274,755)	(269,911)
Total liabilities and stockholders’ deficit	$224,737	$249,581

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited - in thousands)

	Six Months Ended
	June 30,
	2017	2016
Cash flows from operating activities:
Net (loss) income	$(12,746)	$33,880
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	11,531	12,890
(Recovery) provision for doubtful accounts	(214)	367
Stock-based compensation expense	3,393	4,388
Non-cash provision for restructuring	2,477	—
Non-cash interest expense	5,214	5,394
Unrealized foreign currency transaction losses	4,763	1,578
Benefit from deferred taxes	(746)	(1,365)
Changes in operating assets and liabilities:
Accounts receivable	9,343	13,683
Inventories	9,482	(5,829)
Prepaid expenses and other assets	(3,287)	(3,994)
Accounts payable	980	(10,373)
Accrued expenses, compensation and benefits and other liabilities	(3,419)	(13,910)
Income taxes payable	991	(510)
Deferred revenues	(21,690)	(81,215)
Net cash provided by (used in) operating activities	6,072	(45,016)

Cash flows from investing activities:
Purchases of property and equipment	(3,108)	(7,321)
Increase in other long-term assets	(23)	(12)
Decrease (increase) in restricted cash	1,700	(4,544)
Net cash used in investing activities	(1,431)	(11,877)

Cash flows from financing activities:
Proceeds from long-term debt	—	100,000
Repayment of debt	(2,500)	(1,250)
Proceeds from the issuance of common stock under employee stock plans	217	285
Common stock repurchases for tax withholdings for net settlement of equity awards	(497)	(441)
Proceeds from revolving credit facilities	—	25,000
Payments on revolving credit facilities	—	(30,000)
Payments for credit facility issuance costs	—	(4,971)
Net cash (used in) provided by financing activities	(2,780)	88,623

Effect of exchange rate changes on cash and cash equivalents	625	733
Net increase in cash and cash equivalents	2,486	32,463
Cash and cash equivalents at beginning of period	44,948	17,902
Cash and cash equivalents at end of period	$47,434	$50,365

AVID TECHNOLOGY, INC.
Supplemental Revenue Information
(unaudited - in thousands)

	June 30,	March 31,	June 30,
Revenue Backlog*	2017	2017	2016

Pre-2011	$331	$691	$8,732
Post-2010	$203,708	$222,342	$258,420
Deferred Revenue	$204,039	$223,033	$267,152
Other Backlog	$283,765	$271,184	$197,591
Total Revenue Backlog	$487,804	$494,217	$464,743

The expected timing of recognition of revenue backlog as of June 30, 2017 is as follows:

	2017	2018	2019	Thereafter	Total
Orders executed prior to January 1, 2011	$220	$112	$—	$—	$331
Orders executed or materially modified on or	$73,221	$55,460	$30,583	$44,444	$203,708
after January 1, 2011
Other Backlog	$76,862	$91,361	$55,156	$60,385	$283,765
Total Revenue Backlog	$150,303	$146,933	$85,739	$104,829	$487,804

*A definition of Revenue Backlog is included in the supplemental financial and operational data sheet available on our investor relations webpage at ir.avid.com.

Note: current estimates could change based on a number of factors, including (i) the timing of delivery of products and services, (ii) customer cancellations or change order, (iii) changes in the estimated period of time Implied Maintenance Release PCS is provided to customers, including as a result of changes in business practices.

PR Contact
Jim Sheehan
Avid
978.640.3152
jim.sheehan@avid.com

Investor Contact
Robert Roose
Avid
978.640.3375
robert.roose@avid.com